UBS Series Funds

April 7, 2020

Supplement to the Statements of Additional Information (each, a “SAI” and together, the “SAIs”) referenced below, as may have been supplemented.

Includes:

•	UBS Select Prime Institutional Fund
•	UBS Select Government Institutional Fund
•	UBS Select Treasury Institutional Fund
•	UBS Select ESG Prime Institutional Fund
•	UBS Select Prime Preferred Fund
•	UBS Select Government Preferred Fund
•	UBS Select Treasury Preferred Fund
•	UBS Select ESG Prime Preferred Fund
•	UBS Select Prime Investor Fund
•	UBS Select Government Investor Fund
•	UBS Select Treasury Investor Fund
•	UBS Select ESG Prime Investor Fund
•	UBS Prime Reserves Fund
•	UBS Tax-Free Reserves Fund
•	UBS Prime Preferred Fund
•	UBS Tax-Free Preferred Fund
•	UBS Prime Investor Fund
•	UBS Tax-Free Investor Fund
•	UBS Liquid Assets Government Fund
•	UBS RMA Government Money Market Fund
•	UBS Ultra Short Income Fund

Dear Investor,

The purpose of this supplement is to update certain information in the SAIs for the above-named series (each a “fund”, and collectively the “funds”) of UBS Series Funds.

Effective immediately, the SAIs referenced on the reverse side are hereby revised as follows:

The section captioned “The funds’ investments, related risks and limitations” in the SAI for each Fund is revised by inserting the following as an additional risk factor in that section:

Market Risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the funds’ investments. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the funds. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

ZS-1054

Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the funds. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Fund Name	Date of SAI
UBS Series Funds—UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Select Government Investor Fund, UBS Select Treasury Investor Fund, UBS Select ESG Prime Investor Fund, UBS Prime Preferred Fund, UBS Tax-Free Preferred Fund, UBS Prime Investor Fund, UBS Tax-Free Investor Fund, UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund	December 30, 2019
UBS Series Funds—UBS RMA Government Money Market Fund	August 28, 2019
UBS Series Funds—UBS Liquid Assets Government Fund	August 28, 2019
UBS Series Funds—UBS Ultra Short Income Fund	August 28, 2019

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

2